Other Income, Net - Schedule of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015		Dec. 31, 2014		Dec. 31, 2013
Other income, net [Abstract]
Subsidy income	$ 1,902		$ 2,236		$ 1,393
Fair value changes of warrants liabilities			8,054		1,531
Investment income from short-term investments	$ 3,666		3,471		$ 1,847
Dilution gains arising from deemed disposal of investment (Note 11)	702	[1],[2]	$ 449	[1],[2]
Investment loss impairment of long-term investment	(802)
Exchange losses	(2,771)		$ (176)		$ (252)
Settlement income	755		489		249
Others	175		(557)		(89)
Other income, net	$ 3,627		$ 13,966		$ 4,679

[1]	In May of 2014, the Group obtained the right to appoint a director to Chengdu Diting and thus had one out of five seats on the board of directors of this investee. Given the existence of significant influence, the Group started to apply equity method in May 2014 although the Group's ownership interest in Chengdu Diting decreased from 19.9% to 16.58% because Chengdu Diting issued new shares to a third party for a total consideration of RMB 10 million (USD 1,627 thousand). In April of 2015, the new investor of Chengdu Diting injected capital of RMB 39.07 million (USD 6.39 million). As a result of the transaction, the Group 's ownership interest in Chengdu Diting diluted from 16.58% to 13.27%. So the recognition of Chengdu Diting's ownership for the Group transferred from equity method to cost method. The Group recorded a dilution gain of RMB 4.38 million (USD 702 thousand) arising from the sale of shares by the investee to third parties at a price in excess of the per share carrying value of the shares owned by the Group in 2015.
[2]	In September of 2015, Tianjin Kunzhiyi suffered from financial difficulties and lost most of its core R&D staff. As a result, new games couldn't be promoted as committed in investment agreement with the Group. The Group recognized impairment of RMB 5 million (USD 802 thousand) for ownership interest in Tianjin Kunzhiyi as considered necessary.